THE GABELLI EQUITY INCOME FUND

                                  ANNUAL REPORT
                               SEPTEMBER 30, 2002

[MORNINGSTAR GRAPHIC OMITTED]

                                   FOUR STARS

        MORNINGSTAR RATED(TM) GABELLI EQUITY INCOME FUND 4 STARS OVERALL
       AND FOR THE FIVE AND TEN-YEAR PERIODS ENDED 09/30/02 AMONG 128 AND
        46 U.S. DOMICILED MID-CAP VALUE FUNDS, RESPECTIVELY. THE FUND WAS
        RATED 3 STARS FOR THE THREE-YEAR PERIOD ENDED 09/30/02 AMONG 188
                      U.S. DOMICILED MID-CAP VALUE FUNDS.

TO OUR SHAREHOLDERS,

      Higher yielding equities, which had held up relatively well through the first half of 2002, finally came under fire as investors rushed to the market exits in the third quarter. Ongoing economic uncertainty in part reflecting oil prices over $30 per barrel, a crisis in confidence in the integrity of corporate America and the increasing probability of military action against Iraq weighed heavily on the stock market. Near panic selling in July pushed market indices to multi-year lows. A brief rally in August gave way to another wave of selling in September, and at the close of the quarter, the leading market indices were re-testing July lows. Although The Gabelli Equity Income Fund (the "Fund") declined a disappointing 11.58% for the one-year period ended September 30, 2002, our focus on solid fundamental value and yield once again helped us materially outperform the Standard & Poor's ("S&P") 500 Index, which dropped 20.47% during the same one-year period.

      In Table I, which tracks Comparative Results, our Fund was ahead of all the major market indices for every period. The market provided us with a "Pyrrhic victory," where we beat all of our competition but eventually suffered heavy losses. Notwithstanding that, we believe we can continue to provide returns over the long term outpacing those achieved in unmanaged baskets of securities by doing what we do best -- picking stocks.

TABLE I
COMPARATIVE RESULTS
--------------------------------------------------------------------------------

             AVERAGE ANNUAL RETURNS THROUGH SEPTEMBER 30, 2002(A)(B)
             -------------------------------------------------------
                                                     YEAR TO      SINCE
                                         QUARTER      DATE     INCEPTION(C)   10 YEAR    5 YEAR    3 YEAR     1 YEAR
                                         -------      ----     ------------   -------    ------    ------     -------
  Gabelli Equity Income Fund ........   (13.54)%    (15.90)%      10.38%       10.57%    3.32%     (1.54)%   (11.58)%

  S&P 500 Index .....................   (17.27)%    (28.15)%       8.58%        8.99%   (1.62)%   (12.88)%   (20.47)%
  Lipper Equity Income Fund Avg. ....   (16.84)%    (22.33)%       7.79%        7.79%   (1.18)%    (6.18)%   (17.04)%
  Nasdaq Composite Index ............   (19.90)%    (39.91)%       6.66%        7.23%   (7.01)%   (24.71)%   (21.80)%

  (a) Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The S&P 500 Index and the Nasdaq Composite Index are unmanaged indicators of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. Dividends are considered reinvested (except for the Nasdaq Composite Index). Performance for periods less than one year are not annualized.
  (b) The Fund's fiscal year ends September 30.
  (c) From commencement of investment operations on January 2, 1992.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The information contained herein relating to Morningstar: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Ratings metrics. (C)2002 Morningstar, Inc. All Rights Reserved.

INVESTMENT RESULTS (a)(c)
--------------------------------------------------------------------------------

                                                               Calendar Quarter
                                                  -----------------------------------------------
                                                    1ST         2ND         3RD         4TH         YEAR
                                                    ---         ---         ---         ---         ----
  2002:   Net Asset Value .................       $14.91      $13.86      $11.93         --          --
          Total Return ....................         4.2%       (6.6)%     (13.5)%        --          --
-------------------------------------------------------------------------------------------------------------
  2001:   Net Asset Value .................       $14.50      $15.07      $13.88      $14.37      $14.37
          Total Return ....................        (2.3)%       4.4%       (7.5)%       5.1%       (0.9)%
-------------------------------------------------------------------------------------------------------------
  2000:   Net Asset Value .................       $15.86      $15.86      $16.35      $14.91      $14.91
          Total Return ....................         0.8%        0.8%        3.8%        5.6%       11.3%
-------------------------------------------------------------------------------------------------------------
  1999:   Net Asset Value .................       $16.39      $18.26      $17.58      $15.80      $15.80
          Total Return ....................        (1.5)%      11.7%       (3.4)%       2.8%        9.3%
-------------------------------------------------------------------------------------------------------------
  1998:   Net Asset Value .................       $17.70      $17.72      $15.97      $16.70      $16.70
          Total Return ....................        10.1%        0.5%       (9.7)%      12.7%       12.6%
-------------------------------------------------------------------------------------------------------------
  1997:   Net Asset Value .................       $14.27      $16.03      $17.39      $16.12      $16.12
          Total Return ....................         1.2%       12.7%        8.8%        3.0%       27.9%
-------------------------------------------------------------------------------------------------------------
  1996:   Net Asset Value .................       $13.47      $13.54      $13.81      $14.16      $14.16
          Total Return ....................         5.5%        1.0%        2.5%        8.0%       17.9%
-------------------------------------------------------------------------------------------------------------
  1995:   Net Asset Value .................       $11.56      $11.99      $12.65      $12.84      $12.84
          Total Return ....................         8.5%        4.3%        6.1%        6.9%       28.3%
-------------------------------------------------------------------------------------------------------------
  1994:   Net Asset Value .................       $11.26      $11.08      $11.54      $10.72      $10.72
          Total Return ....................        (2.2)%      (0.8)%       4.9%       (0.7)%       1.1%
-------------------------------------------------------------------------------------------------------------
  1993:   Net Asset Value .................       $11.35      $11.72      $12.15      $11.57      $11.57
          Total Return ....................         7.4%        3.8%        4.2%        1.5%       17.9%
-------------------------------------------------------------------------------------------------------------
  1992:   Net Asset Value .................       $10.19      $10.36      $10.40      $10.64      $10.64
          Total Return ....................         2.4%(b)     2.3%        1.1%        3.7%        9.8%(b)
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Average Annual Returns - September 30, 2002 (a)
                 -----------------------------------------------
            1 Year ......................................... (11.58)%
            5 Year .........................................   3.32%
            10 Year ........................................  10.57%
            Life of Fund (b) ...............................  10.38%
--------------------------------------------------------------------------------

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on January 2, 1992. (c) The Fund's fiscal year ends September 30.
--------------------------------------------------------------------------------

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COMMENTARY

THE ECONOMY: A RECOVERY

      Economic growth was quite good in the third quarter. Federal Reserve Board ("Fed") Chairman Alan Greenspan remains confident the economy is still on a modest growth path. Investors aren't so sure. On balance, economic data has been mixed. Consumer spending has remained buoyant. Housing starts, existing home sales and auto sales are still quite healthy. Retail sales have held up well, despite the drag from rising unemployment and the toxic impact of the wealth effect.

   COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GABELLI EQUIY
    INCOME FUND, THE LIPPER EQUITY INCOME FUND AVERAGE AND THE S&P 500 INDEX

[GROWTH OF $10,000 GRAPHIC OMITTED]
EDGAR REPRESENTATION OF PLOT POINTS:

          The Gabelli Equity Income Fund     Lipper Equity Income Fund Average     S&P 500 Index
 1/2/92                 10,000                            10,000                      10,000
9/30/92                 10,580                            10,530                      10,250
9/30/93                 12,750                            12,415                      11,583
9/30/94                 13,171                            12,688                      12,011
9/30/95                 15,700                            15,226                      15,590
9/30/96                 18,320                            17,783                      18,755
9/30/97                 24,549                            23,865                      26,332
9/30/98                 25,285                            23,889                      28,728
9/30/99                 30,296                            26,825                      36,712
9/30/00                 32,844                            29,027                      41,584
9/30/01                 32,703                            26,342                      30,518
9/30/02                 28,916                            21,853                      24,271

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

      Why is the economy treading water? The business sector is acting like a deer caught in headlights. A dearth of capital spending continues to drag on the economy and uncertainty regarding Iraq is also probably having an impact. Oil hovering over $30 a barrel is taking its toll on all. We saw impressive Gross Domestic Product ("GDP") growth in the first half as companies began rebuilding inventories depleted during the recession and in the aftermath of 9/11. Then the re-stocking of shelves was put on hold as corporate managers devoted much of their time, energy and resources making sure their companies' books were in good order and/or shoring up balance sheets. As these tasks are completed, we should see the inventory rebuilding cycle resume and the economy make more meaningful progress, though the West Coast dock lock-out will mute results. As corporate managers gain confidence that the recovery is for real, we should also see a modest up-tick in capital spending take some of the economic burden off the American consumer's broad shoulders. However, in order for the world economies to gain traction oil would need to be plentiful and priced below $25 per barrel.

      Higher energy prices are essentially a tax on virtually every business and consumer. At around $30 per barrel, oil appears to be discounting a serious disruption in supply resulting from a potential war in Iraq, and, closer to home, a threatened strike by Mexican oil workers. It is impossible to predict what will happen in the coming months. However, should the supply lines remain open, we believe oil prices will come down from current levels and no longer pose a serious threat to a global economic recovery. Longer term, the U.S. must consume less and find alternative ways to power our ubiquitous automobile.

      The corporate earnings picture remains cloudy. In our fiscal 2002 third quarter letter to shareholders, we opined that given steady economic progress, increased productivity, cost cutting, financial re-engineering, a decline in the "everything including the kitchen sink" write-offs taken in 2001 and a weakening dollar, the result would be a favorable impact on 2002 earnings. We went on to say that although stocks did not yet look cheap by historical standards, rising earnings would make valuations appear more reasonable. Second half 2002 earnings growth will likely provide help to battered stocks. It appears that the earnings recovery is good but not as vigorous as assumed. Equity valuations, however, have come down. Once the economy gains traction, we believe the aforementioned factors will contribute to more substantial earnings growth in 2003 and provide a foundation for equity returns over the balance of this decade.

THE STOCK MARKET: WHERE IS THE BOTTOM?

      When and where will the stock market bottom out? We wish we knew. At this juncture, stock prices appear to be discounting most if not all of the bad news. In July and again in September, we witnessed the kind of near panic selling that usually foreshadows market bottoms. We believe the old adage that "bull markets climb a wall of worry," and it is apparent that investors have plenty to worry about. We also echo our observation that the two ingredients for a stock market recovery--low interest rates and a better earnings environment--are in place.

SOME PERSPECTIVE

      We have experienced one of the deepest and most prolonged bear markets in history. At the end of the quarter, the S&P 500 Index was off 47% and the technology-heavy Nasdaq Composite Index was down 77% from their respective highs. The S&P 500 Index appears headed for the third straight year of negative returns, the first time this has happened since 1939-41. The causes of this bear market are obvious. Grossly inflated equity valuations ran head on into a rapidly decelerating economy. The tragic events of 9/11 and massive frauds at Enron, Adelphia and WorldCom (among others) further damaged investor psychology. The excessive exuberance Fed Chairman Greenspan warned about in 1996 has given way to despair. Investors who couldn't pay too much for Internet start-ups in the fourth quarter of 1999 and early 2000 are now shunning well established, financially strong companies with dominant positions in their industries. Market cheerleaders forecasting a doubling of the Dow Jones Industrial Average by 2005 have been replaced by doomsayers predicting an extended period of flat to negative equity returns.

      We have experienced such periods, most recently from 1966 through 1981, during which the annualized return for the Dow Jones Industrial Average was negative (minus 0.6%). Indeed, in the late 1970s, BUSINESSWEEK heralded "the death of equities" in one of its weekly issues. But, that time period was characterized by high inflation, economic contraction and rising prices, creating a new economic term, stagflation. Inflation, as represented by the Consumer Price Index, averaged nearly 7% a year. At its peak, inflation reached the mid-teens. Long-term interest rates made it to the high-teens. In addition, that period also included the final years of the disastrous Vietnam War, a tripling of oil prices imposed by the Organization of Petroleum Exporting Countries ("OPEC") following the 1973 Arab/Israeli War, the Watergate Scandal and President Richard Nixon's resignation. Despite today's economic and political uncertainties, it is difficult to imagine this kind of catastrophic market backdrop developing during the next decade. But, since our economic underpinnings are fragile, the risk of an external event could cause a total collapse in investor confidence. Should this occur, we would find even more bargains.

      What do we expect from equity markets over the next five years? Based on an economic model with 3.5% Gross World Product ("GWP") growth (3% in the U.S.) and 3% inflation, we expect after-tax corporate earnings to grow by approximately 6% annually. In addition, now that investors recognize the benefits of dividends, we could see dividends grow by as much as 2% annually. Multiples are unlikely to expand. Under this scenario, ownership of U.S. equities should return close to 8% annually--hardly inspiring by Roaring 90s standards and below the long-term average, but still a significantly better return than can be expected from most other asset classes.

      Of course, through diligent fundamental research focused on identifying high quality companies trading at attractive valuations relative to the "real world" economic value of assets and/or earnings growth prospects, we plan to do better than the market.

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                                WHAT IS RESEARCH?

     ----------------------------------------------------------------------
                                 CONGRATULATIONS

                                     TO THE

                                2002 ALL AMERICAN

                             INSTITUTIONAL INVESTOR

                                  RESEARCH TEAM

                        THE FIRM WHERE RESEARCH IS KING.

           GABELLI & COMPANY, INC., ONE CORPORATE CENTER, RYE, NY 10580
             914-921-5130 o FAX 914-921-5098 o RESEARCH@GABELLI.COM

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     ----------------------------------------------------------------------
                              Research (ri' surch)

     Careful or Diligent Research

     Studious inquiry or examination, esp: investigation or experimentation aimed at the discovery or interpretation of facts, revisions of accepted theories or laws in the light of new facts, or practical application of such new or revised theories or laws.

                     INDEPENDENT RESEARCH FOR OVER 25 YEARS

           GABELLI & COMPANY, INC., ONE CORPORATE CENTER, RYE, NY 10580
             914-921-5130 o FAX 914-921-5098 o RESEARCH@GABELLI.COM

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                                SECURITY ANALYSIS

     OBJECTIVES:

     1) Seek to present the important facts regarding a publicly held corporate stock or bond issue in a manner most informing and useful to an actual or potential owner.

     2) Seek to reach a dependable conclusion based upon the facts and applicable standard as to the safety and attractiveness of a given security at the current market price or at some assured price.

        SECURITY ANALYSIS PRINCIPLES AND TECHNIQUE, GRAHAM, DODD, COTTLE.

                     INDEPENDENT RESEARCH FOR OVER 25 YEARS

           GABELLI & COMPANY, INC., ONE CORPORATE CENTER, RYE, NY 10580
             914-921-5130 o FAX 914-921-5098 o RESEARCH@GABELLI.COM

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     ----------------------------------------------------------------------
     SECURITY ANALYST

     o Deals with the past, present and future

     o Describes the business

     o Sets forth strong and weak points

     o Estimates future earnings power

     o Makes elaborate comparisons

     o Finally, expresses an opinion

                     INDEPENDENT RESEARCH FOR OVER 25 YEARS

           GABELLI & COMPANY, INC., ONE CORPORATE CENTER, RYE, NY 10580
             914-921-5130 o FAX 914-921-5098 o RESEARCH@GABELLI.COM

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                          GABELLI ASSET MANAGEMENT INC.
--------------------------------------------------------------------------------

PUTTING HUMPTY DUMPTY BACK TOGETHER

      When past market bubbles burst, lots of debris washed ashore. This time, the bubble was bigger and the debris was more hideous and more widespread. Accountants, analysts and investment bankers (among others) lost their checks and balances and did not act as safety nets and buffers.

      We are in a camp that believes that securities analysts do a terrific job. Beginning in May of 1975, a payment mechanism for research was removed with the collapse of fixed price commissions. The conflicts in the late 1990s are directly traceable to "May Day." Where next? When we joined Wall Street in 1967, research that was performed on a brokerage firm's investment banking client was identified as such. To get back there is an easy fix. Regulation Fair Disclosure ("FD") already put analysts back on the fundamental research track.

      Accountants should not perform services beyond audit functions, except where the fee is small relative to the audit engagement.

      Perhaps we need to revisit the Glass-Steagall Act. The safeguards put in place by that Act were there for a reason.

      All in all, we believe that most corporate managers we see come to work every day to grow the intrinsic value of their enterprise and work hard to have the public stock track the underlying value of the business.

      Our job remains the same -- to ferret out those companies that Mr. Market puts on the bargain counter.

INVESTMENT SCORECARD

      We had a few winners in an awful market. Publishers (Washington Post and Tribune), tobacco companies (Gallaher Group and Rothmans) and defense stocks (Lockheed Martin and Northrop Grumman) finished near the top of our performance list for the year. Branded consumer goods stocks (Energizer, Procter & Gamble and Kellogg) also contributed to returns.

      In general, our financial service investments disappointed, with J. P. Morgan Chase and FleetBoston Financial suffering steep declines. Our utilities sector holdings also under-performed, with Allegheny Energy, Duke Energy and Public Service Enterprise Group getting hit particularly hard.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time.

CINERGY CORP. (CIN - $31.43 - NYSE) is a consolidation play. Cinergy has terrific physical assets (low-cost generating plants) in a strategic location. Cinergy's Midwest location enables it to market its low-cost power into several different regions. Furthermore, many of the utilities around Cinergy have gotten much bigger in recent years through acquisitions while Cinergy has remained relatively the same size. Cinergy's power plants in the state of Ohio are deregulated, giving the company an opportunity to earn higher returns. In addition, over the past few years, Cinergy's senior management team has accumulated a hefty position in the common stock and in its options. This should make them more willing to talk with potential acquirers. Just to the south of Cinergy's territory is the state of Kentucky, where the giant German utility E.ON has just acquired the largest utility in Kentucky, the former LG&E. E.ON has stated its intention to acquire other U.S. utilities and Cinergy would be a great fit with LG&E.

DUKE ENERGY CORP. (DUK - $19.55 - NYSE) is a fallen angel. Duke Energy announced a major reduction in earnings per share ("EPS") expectations and the shares fell sharply. The reduction was due to the decline in profits from energy trading and marketing. In addition, Duke had a huge common stock offering in the third quarter that put additional pressure on the share price. The Fund used the decline in the share price of DUK as an opportunity to acquire shares. Duke Energy's primary businesses are low-risk regulated utilities in North and South Carolina and large interstate natural gas pipelines that should continue to produce steady earnings growth and stable cash flows.

GENUINE PARTS CO. (GPC - $30.64 - NYSE), a Georgia corporation incorporated in 1928, is the premier service organization engaged in the traditional distribution of automotive and industrial replacement parts, office products and electrical/electronic materials. The company's NAPA automotive parts distribution centers distribute replacement parts (other than body parts) for substantially all motor vehicle makes and models in service in the United States, including imported vehicles, trucks, buses, motorcycles, recreational vehicles and farm vehicles. The Industrial Parts Group distributes a wide variety of products to its customers, primarily industrial concerns, to maintain and operate plants, machinery and equipment. The Office Products Group (S. P. Richards Company) is engaged in the wholesale distribution of a broad line of office and other products that are used in the daily operation of businesses, schools, offices and institutions. The financially troublesome Electrical/Electronic Materials Group ("EIS") distributes materials for the manufacture and repair of electrical and electronic apparatus.

KELLOGG CO. (K - $33.25 - NYSE), a producer of cereal and convenience foods, completed its largest acquisition in company history in March 2001 with the purchase of Keebler Foods Company. Keebler is the number two cookie and cracker producer in the U.S. Along with Keebler's top brands, Kellogg acquired their direct store door ("DSD") delivery system, which is now being utilized for its own snack brands. This year Kellogg is focused on the integration of Keebler and has placed a renewed emphasis on profitable sales growth and cash flow.
Kellogg's other food brands include Special K, Rice Krispies, Pop-Tarts, Nutri-Grain, Eggo, Cheez-It, Carr's, Morningstar Farms, Famous Amos and Kashi.

ONEOK INC. (OKE - $18.90 - NYSE) is pronounced "wun-oke" not "oh-nee-ock." The name is supposed to mean, "One company, in Oklahoma." This company is a natural gas utility. Westar Energy (WR - $10.06 - NYSE), an electric utility holding company in neighboring Kansas, has owned 45% of ONEOK for the past few years. In June 2002, Westar announced that it plans to sell its stake in ONEOK. ONEOK had the right to buy back these shares from Westar at a price of $21.77 per OKE share for a total cost of $971.1 million. However, because this is quite a lot of cash for a company like ONEOK to come up with and also because to do so would create a huge jump in ONEOK's financial leverage and threaten its credit ratings, OKE decided not to exercise its option. Therefore, Westar Energy is now looking for a buyer for this large block of OKE shares. A likely scenario is that a buyer that wants to take control of ONEOK might make an offer to Westar to purchase the OKE shares that Westar now holds.

PHILIP MORRIS COMPANIES INC. (MO - $38.80 - NYSE) is the world's largest consumer packaged goods manufacturer with leading positions in tobacco, food (Kraft Foods) and beer (Miller). On December 11, 2000, Philip Morris completed the acquisition of Nabisco Holdings Corporation for $19.2 billion including assumed debt. The combination of Kraft Foods and Nabisco creates the most profitable food company in North America and a global leader in cheese products, biscuits, coffee and confectionery. Kraft Foods Inc.'s 16.1% initial public offering was priced on June 12, 2001 at $31.00. The net proceeds were used to repay a portion of the long-term notes payable to Philip Morris. Philip Morris recently sold off Miller Brewing to South African Breweries ("SAB"). MO received cash and stock equaling 36% of the new Miller/SAB, which has become the world's second largest brewer.

SENSIENT TECHNOLOGIES CORP. (SXT - $21.13 - NYSE), which changed its name from Universal Foods Corporation on November 6, 2000, produces flavor and color ingredients used by manufacturers of cosmetics, pharmaceuticals, ink-jet inks and food products. Sensient has strengthened its leadership position in color ingredients over the past three years through several acquisitions. These acquisitions have expanded both its product line and distribution. The company sold its Red Star Yeast business in February 2001 in order to focus on the core color and flavor divisions. Sensient continues to make acquisitions to further diversify its product offerings in the non-food markets. Since the beginning of the year, Sensient has made four tuck-in acquisitions with revenues of approximately $44 million.

TRIBUNE CO. (TRB - $41.81 - NYSE), headquartered in Chicago, is a leading national media company with operations in major U.S. markets. With its 2000 acquisition of The Times Mirror Company, it now has television and/or newspaper properties in 18 of the nation's top 30 markets. It is the only media company with television, newspaper and Internet properties in the nation's top three markets -- New York, Los Angeles and Chicago. Flagship properties include:
WPIX-TV (New York), WGN-TV (Chicago), NEWSDAY, LOS ANGELES TIMES, and CHICAGO TRIBUNE. Additionally, Tribune owns the Chicago Cubs and has a stake in the WB Television Network. The company is focused on growing and strengthening its major market cross-media positions.

VERIZON COMMUNICATIONS INC. (VZ - $27.44 - NYSE) was formed by the merger of Bell Atlantic and GTE, and pooling the wireless assets of the combined company with U.S. assets of Vodafone Group plc (VOD - $12.83 - NYSE). Verizon is the largest domestic local phone provider with about 62 million access lines and is also the largest national wireless carrier servicing over 31 million wireless customers. Verizon is a major data service provider and a key player in print and on-line directory information business. Verizon's global presence extends to 35 countries in the Americas, Europe, Asia and the Pacific.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                       WHO                             WHEN
                       ---                             ----
      Special Chats:   Mario J. Gabelli                First Monday of each month
                       Howard Ward                     First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                       NOVEMBER                        DECEMBER                        JANUARY
                       --------                        --------                        -------
      1st Wednesday    Charles Minter & Martin Weiner  Charles Minter & Martin Weiner  Ivan Arteaga
      2nd Wednesday    Caesar Bryan                    Walter Walsh & Laura Linehan    Charles Minter & Martin Weiner
      3rd Wednesday    Walter Walsh & Laura Linehan    Hart Woodson                    Walter Walsh & Laura Linehan
      4th Wednesday    Barbara Marcin                                                  Barbara Marcin

      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited.

      You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      The great irony is that investors' appetite for stocks is always strongest near market tops and weakest near market bottoms. It is important to remember that like bull markets, bear markets always end, usually when least expected. We do not know when the market will bottom. However, we believe low interest rates and increasingly attractive equity valuations point to more fertile days for firms that have focused research efforts.

      The goal of every portfolio manager and every analyst is to find well managed, growing companies that are selling at a discount to their intrinsic value, particularly where a catalyst is in place. We have long argued that in a world of rapid change, Mr. Market will provide us with many opportunities to load up our portfolios with these "stock picks." The events of the third quarter will again prove a fertile ground for the type of analysis that Graham and Dodd heralded in the 1930s.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABEX. Please call us during the business day for further information.

                                      Sincerely,

                                  /S/ MARIO J. GABELLI,

                                      MARIO J. GABELLI, CFA
                                      Portfolio Manager and
                                      Chief Investment Officer

November 1, 2002


--------------------------------------------------------------------------------
                                SELECTED HOLDINGS
                               SEPTEMBER 30, 2002
                               ------------------
        American Express Co.                        Kellogg Co.
        Cinergy Corp.                               Philip Morris Companies Inc.
        Duke Energy Corp.                           Sensient Technologies Corp.
        Gallaher Group plc                          Tribune Co.
        Genuine Parts Co.                           Verizon Communications Inc.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2002
--------------------------------------------------------------------------------
                                                                      MARKET
   SHARES                                              COST           VALUE
   ------                                              ----           ------
              COMMON STOCKS -- 85.5%
              AEROSPACE -- 1.4%
      20,000  Boeing Co. ......................    $     801,493  $     682,600
       5,000  Lockheed Martin Corp. ...........          104,386        323,350
       7,500  Northrop Grumman Corp. ..........          463,250        930,300
      10,000  Raytheon Co. ....................          279,250        293,000
       2,000  Rockwell Automation Inc. ........           25,686         32,540
       2,000  Rockwell Collins Inc. ...........           15,844         43,880
                                                   -------------  -------------
                                                       1,689,909      2,305,670
                                                   -------------  -------------
              AUTOMOTIVE -- 0.4%
       4,500  Ford Motor Co. ..................           67,417         44,100
      15,000  General Motors Corp. ............          557,556        583,500
                                                   -------------  -------------
                                                         624,973        627,600
                                                   -------------  -------------
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 3.7%
       4,000  ArvinMeritor Inc. ...............           77,502         74,800
      55,000  Dana Corp. ......................          957,541        719,400
       6,400  Ethyl Corp.+ ....................           24,700         18,688
      25,000  GenCorp Inc. ....................          228,209        251,500
      67,000  Genuine Parts Co. ...............        1,688,246      2,052,880
       2,500  Johnson Controls Inc. ...........          127,000        192,050
      18,000  Modine Manufacturing Co. ........          506,238        342,360
     105,000  Pennzoil-Quaker State Co. .......        2,273,444      2,306,850
       4,000  Tenneco Automotive Inc.+ ........           37,073         16,840
                                                   -------------  -------------
                                                       5,919,953      5,975,368
                                                   -------------  -------------
              AVIATION: PARTS AND SERVICES -- 1.2%
      25,000  Barnes Group Inc. ...............          449,017        502,250
      13,000  Curtiss-Wright Corp. ............          188,475        777,270
       5,048  Curtiss-Wright Corp., Cl. B .....          212,974        296,570
       8,000  United Technologies Corp. .......          281,946        451,920
                                                   -------------  -------------
                                                       1,132,412      2,028,010
                                                   -------------  -------------
              BROADCASTING -- 0.0%
      20,000  Granite Broadcasting Corp.+ .....          106,004         42,400
                                                   -------------  -------------
              BUSINESS SERVICES -- 0.4%
       6,000  Donnelley (R.H.) Corp.+ .........           68,850        156,000
         500  Imation Corp.+ ..................            7,150         14,165
       1,500  Landauer Inc. ...................           25,747         49,725
      23,000  New England Business
                Service Inc. ..................          404,159        486,450
         100  SYNAVANT Inc.+ ..................              564             81
                                                   -------------  -------------
                                                         506,470        706,421
                                                   -------------  -------------
              COMMUNICATIONS EQUIPMENT -- 0.2%
      38,000  Corning Inc.+ ...................          355,778         60,800
      30,000  Motorola Inc. ...................          537,680        305,400
                                                   -------------  -------------
                                                         893,458        366,200
                                                   -------------  -------------
              COMPUTER HARDWARE -- 0.0%
         300  International Business
                Machines Corp. ................            3,810         17,517
      13,000  Xerox Corp.+ ....................          126,343         64,350
                                                   -------------  -------------
                                                         130,153         81,867
                                                   -------------  -------------

                                                                      MARKET
   SHARES                                              COST           VALUE
   ------                                              ----           ------
              COMPUTER SOFTWARE AND SERVICES -- 0.1%
      18,000  EMC Corp.+ ......................    $     257,500  $      82,260
                                                   -------------  -------------
              CONSUMER PRODUCTS -- 7.5%
       1,000  Clorox Co. ......................           33,050         40,180
      55,000  Eastman Kodak Co. ...............        1,957,268      1,498,200
      18,000  Energizer Holdings Inc.+ ........          342,110        547,200
      74,000  Gallaher Group plc, ADR .........        1,600,863      2,834,200
      33,000  Gillette Co. ....................          964,335        976,800
      35,000  Maytag Corp. ....................        1,080,647        811,300
      32,000  National Presto
                Industries Inc. ...............        1,192,491        924,160
      65,000  Philip Morris Companies Inc. ....        2,724,303      2,522,000
      13,000  Procter & Gamble Co. ............          884,772      1,161,940
      10,000  Rothmans Inc. ...................          181,399        212,770
      12,000  Unilever NV, ADR ................          701,645        713,400
                                                   -------------  -------------
                                                      11,662,883     12,242,150
                                                   -------------  -------------
              CONSUMER SERVICES -- 0.3%
      22,000  Rollins Inc. ....................          415,069        426,800
                                                   -------------  -------------
              DIVERSIFIED INDUSTRIAL -- 3.0%
       2,500  3M Company ......................          213,645        274,925
      22,000  Acuity Brands Inc. ..............          342,225        269,720
      30,000  Cooper Industries Ltd., Cl. A ...        1,282,944        910,500
      42,000  GATX Corp. ......................        1,298,401        831,600
       1,000  General Electric Co. ............            7,827         24,650
         600  Harbor Global Co. Ltd. ..........            2,437          4,350
      60,000  Honeywell International Inc. ....        1,522,967      1,299,600
      20,000  Sensient Technologies Corp. .....          357,419        422,600
      18,000  Thomas Industries Inc. ..........          141,892        446,400
       3,000  Trinity Industries Inc. .........           64,670         49,380
      30,000  Tyco International Ltd. .........          616,036        423,000
                                                   -------------  -------------
                                                       5,850,463      4,956,725
                                                   -------------  -------------
              ELECTRONICS -- 0.9%
      20,000  Intel Corp. .....................          370,400        277,800
      42,000  Texas Instruments Inc. ..........        1,075,291        620,340
      40,000  Thomas & Betts Corp.+ ...........          725,368        563,600
                                                   -------------  -------------
                                                       2,171,059      1,461,740
                                                   -------------  -------------
              ENERGY AND UTILITIES: ELECTRIC -- 4.3%
      10,000  American Electric Power
                Company Inc. ..................          360,429        285,100
      80,000  Cinergy Corp. ...................        2,443,468      2,514,400
      15,000  DTE Energy Co. ..................          658,540        610,500
     100,000  El Paso Electric Co.+ ...........          790,290      1,188,000
      10,000  FPL Group Inc. ..................          527,548        538,000
      15,000  Great Plains Energy Inc. ........          298,002        287,250
      80,000  Northeast Utilities .............        1,512,971      1,352,000
       5,000  UIL Holdings Corp. ..............          225,694        177,250
                                                   -------------  -------------
                                                       6,816,942      6,952,500
                                                   -------------  -------------

                 See accompanying notes to financial statements.

THE GABELLI EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2002
--------------------------------------------------------------------------------
                                                                      MARKET
   SHARES                                              COST           VALUE
   ------                                              ----           ------
              COMMON STOCKS (CONTINUED)
              ENERGY AND UTILITIES: INTEGRATED -- 9.9%
      10,000  Allegheny Energy Inc. ...........    $     189,091  $     131,000
      49,000  Aquila Inc. .....................          264,080        200,900
      44,000  BP plc, ADR .....................        1,030,210      1,755,600
      40,000  Burlington Resources Inc. .......        1,531,882      1,534,400
      40,000  CH Energy Group Inc. ............        1,641,289      1,877,200
      72,000  Constellation Energy
                Group Inc. ....................        1,715,381      1,784,880
       6,000  Dominion Resources Inc. .........          328,456        304,380
     100,000  DQE Inc. ........................        1,821,604      1,500,000
     110,000  Duke Energy Corp. ...............        2,077,458      2,150,500
      85,000  El Paso Corp. ...................          963,209        702,950
      30,000  Energy East Corp. ...............          639,384        594,300
      29,000  Eni SpA .........................          304,221        397,790
      30,000  NSTAR ...........................          848,591      1,186,500
       5,000  Progress Energy Inc. ............          227,750        204,350
      15,000  Progress Energy Inc., CVO+ ......            7,800          3,150
       4,000  Public Service Enterprise
                Group Inc. ....................          131,300        122,000
      10,000  ScottishPower plc, ADR ..........          267,571        217,500
      50,000  TECO Energy Inc. ................        1,129,585        794,000
      60,000  Westar Energy Inc. ..............        1,071,353        603,600
                                                   -------------  -------------
                                                      16,190,215     16,065,000
                                                   -------------  -------------
              ENERGY AND UTILITIES: NATURAL GAS -- 2.6%
      50,000  AGL Resources Inc. ..............          944,889      1,104,500
      32,500  ONEOK Inc. ......................          518,576        614,250
       3,000  Peoples Energy Corp. ............          103,187        101,070
      12,000  Piedmont Natural
                Gas Co. Inc. ..................          394,017        425,640
      28,000  SEMCO Energy Inc. ...............          355,739        217,840
      15,269  Southern Union Co. ..............          240,627        172,540
      75,000  Southwest Gas Corp. .............        1,260,525      1,668,750
                                                   -------------  -------------
                                                       3,817,560      4,304,590
                                                   -------------  -------------
              ENERGY AND UTILITIES: OIL -- 8.3%
      41,260  ChevronTexaco Corp. .............        1,963,388      2,857,255
      50,093  ConocoPhillips ..................        2,801,232      2,316,300
      11,000  Devon Energy Corp. ..............          504,947        530,750
     100,000  Exxon Mobil Corp. ...............        2,497,759      3,190,000
      20,000  Kerr-McGee Corp. ................          935,034        868,800
      78,000  Royal Dutch Petroleum Co. .......        3,432,764      3,133,260
       8,759  Total Petroleum of North
                America Ltd., ADR .............          299,550        576,780
                                                   -------------  -------------
                                                      12,434,674     13,473,145
                                                   -------------  -------------
              ENERGY AND UTILITIES: SERVICES -- 0.8%
      60,000  Halliburton Co. .................          996,240        774,600
      13,000  Schlumberger Ltd. ...............          670,071        499,980
                                                   -------------  -------------
                                                       1,666,311      1,274,580
                                                   -------------  -------------
              ENERGY AND UTILITIES: WATER -- 0.2%
      15,000  Philadelphia Suburban Corp. .....          230,874        304,500
                                                   -------------  -------------

                                                                      MARKET
   SHARES                                              COST           VALUE
   ------                                              ----           ------
              ENTERTAINMENT -- 1.5%
      12,000  AOL Time Warner Inc.+ ...........    $     167,340  $     140,400
     120,000  Disney (Walt) Co. ...............        2,169,856      1,816,800
      20,000  Fox Entertainment
                Group Inc., Cl. A+ ............          452,649        440,600
       2,000  Viacom Inc., Cl. A+ .............           30,550         81,100
                                                   -------------  -------------
                                                       2,820,395      2,478,900
                                                   -------------  -------------
              ENVIRONMENTAL SERVICES -- 0.3%
      20,000  Waste Management Inc. ...........          328,511        466,400
                                                   -------------  -------------
              EQUIPMENT AND SUPPLIES -- 1.2%
       3,000  Caterpillar Inc. ................           35,181        111,660
      24,000  Deere & Co. .....................          382,225      1,090,800
       1,500  Ingersoll-Rand Co., Cl. A .......           63,345         51,660
       1,500  Minerals Technologies Inc. ......           37,938         55,605
       2,000  Parker-Hannifin Corp. ...........           77,350         76,420
      18,000  Smith (A.O.) Corp. ..............          388,300        511,560
                                                   -------------  -------------
                                                         984,339      1,897,705
                                                   -------------  -------------
              FINANCIAL SERVICES -- 14.9%
       5,000  Aegon NV, ADR ...................           89,038         47,150
       3,500  Alleghany Corp.+ ................          681,285        663,250
       5,000  Allstate Corp. ..................          177,405        177,750
      63,000  American Express Co. ............        2,223,518      1,964,340
      44,000  Argonaut Group Inc. .............          918,304        759,000
       5,000  Banco Popular Espanol SA ........          185,939        192,610
      18,000  Banco Santander Central
                Hispano SA, ADR ...............           64,963         93,240
       2,000  Banco Santander Chile, ADR ......           29,250         35,400
       9,052  Bank of America Corp. ...........          167,810        577,518
      35,000  Bank of New York Co. Inc. .......        1,314,686      1,005,900
      20,000  Bank One Corp. ..................          696,975        748,000
      36,000  Bankgesellschaft Berlin AG+ .....          285,889         64,038
       6,000  Banque Nationale de Paris .......          212,719        195,555
       2,500  Bear Stearns Companies Inc. .....          161,375        141,000
       1,000  Block (H&R) Inc. ................           15,746         42,010
      33,500  CIT Group Inc.+ .................          675,011        602,330
       5,000  Citigroup Inc. ..................          138,100        148,250
      50,000  Commerzbank AG, ADR .............        1,057,786        328,595
      30,000  Deutsche Bank AG, ADR ...........        1,726,442      1,362,600
       2,000  Dun and Bradstreet Corp.+ .......           20,476         67,220
       3,500  Fannie Mae ......................          204,581        208,390
      10,000  Fidelity National Corp. .........           92,870         89,100
      70,000  FleetBoston Financial Corp. .....        1,751,025      1,423,100
      25,000  Huntington Bancshares Inc. ......          407,250        454,750
      10,000  John Hancock Financial
                Services Inc. .................          321,624        278,000
      50,000  JP Morgan Chase & Co. ...........        1,545,626        949,500
      10,000  Leucadia National Corp. .........          327,010        340,000
      50,000  Mellon Financial Corp. ..........        1,430,162      1,296,500
      20,000  Merrill Lynch & Co. Inc. ........          826,603        659,000
       2,000  MONY Group Inc. .................           47,000         49,340
       4,000  Moody's Corp. ...................           64,841        194,000

                 See accompanying notes to financial statements.

THE GABELLI EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2002
--------------------------------------------------------------------------------
                                                                      MARKET
   SHARES                                              COST           VALUE
   ------                                              ----           ------
              COMMON STOCKS (CONTINUED)
              FINANCIAL SERVICES (CONTINUED)
       3,000  Municipal Mortgage &
                Equity LLC ....................    $      60,488  $      76,380
       6,000  Northern Trust Corp. ............           60,300        226,320
      70,000  Phoenix Companies Inc. ..........        1,093,381        953,400
      30,000  PNC Financial Services
              Group ...........................        1,201,101      1,265,100
      20,000    Schwab (Charles) Corp. ........          270,593        174,000
      25,000  St. Paul Companies Inc. .........          937,999        718,000
      35,000  Sterling Bancorp ................          572,444        928,550
      12,000  SunTrust Banks Inc. .............          251,737        737,760
      15,000  T. Rowe Price Group Inc. ........          544,800        374,400
       2,000  Travelers Property Casualty
                Corp., Cl. A+ .................           31,540         26,400
      33,000  Unitrin Inc. ....................        1,193,623      1,013,100
      45,000  Wachovia Corp. ..................        1,399,147      1,471,050
       3,000  Waddell & Reed Financial
                Inc., Cl. A ...................           66,360         52,980
      40,000  Wilmington Trust Corp. ..........        1,271,062      1,156,800
                                                   -------------  -------------
                                                      26,815,884     24,331,676
                                                   -------------  -------------
              FOOD AND BEVERAGE -- 3.7%
      22,000  Coca-Cola Amatil Ltd., ADR ......          132,364        141,051
      17,000  Coca-Cola Co. ...................          822,180        815,320
      10,000  Corn Products
                International Inc. ............          260,071        287,500
      40,000  Diageo plc, ADR .................        1,565,333      1,996,400
       3,000  Dreyer's Grand Ice
              Cream Inc. ......................          202,470        209,580
      41,000  Heinz (H.J.) Co. ................        1,671,070      1,368,170
       1,500  Hershey Foods Corp. .............           66,778         93,075
      25,000  Kellogg Co. .....................          706,290        831,250
       1,000  Nestle SA .......................          209,079        218,569
         260  Smucker (J.M.) Co. ..............            6,776          9,542
                                                   -------------  -------------
                                                       5,642,411      5,970,457
                                                   -------------  -------------
              HEALTH CARE -- 3.8%
       3,000  Abbott Laboratories .............          110,910        121,200
       4,000  Aventis SA, ADR .................          198,821        210,200
      25,000  Baxter International Inc. .......          838,000        763,750
      68,000  Bristol-Myers Squibb Co. ........        2,075,853      1,618,400
       5,276  GlaxoSmithKline plc, ADR ........          276,774        202,757
       4,000  Johnson & Johnson ...............           39,339        216,320
      33,000  Merck & Co. Inc. ................        1,643,491      1,508,430
      10,000  Pfizer Inc. .....................          355,604        290,200
      32,000  Pharmacia Corp. .................        1,121,846      1,244,160
         200  Zimmer Holdings Inc.+ ...........            6,333          7,668
                                                   -------------  -------------
                                                       6,666,971      6,183,085
                                                   -------------  -------------
              HOTELS AND GAMING -- 0.5%
      40,000  Starwood Hotels & Resorts
                Worldwide Inc. ................          980,930        892,000
                                                   -------------  -------------

                                                                      MARKET
   SHARES                                              COST           VALUE
   ------                                              ----           ------
              METALS AND MINING -- 0.2%
      30,000  Freeport-McMoRan Copper &
                Gold Inc., Cl. B+ .............    $     519,346  $     403,800
                                                   -------------  -------------
              PAPER AND FOREST PRODUCTS -- 0.1%
       4,000  MeadWestvaco Corp. ..............          105,992         76,840
       6,000  Pactiv Corp.+ ...................           78,604         98,700
                                                   -------------  -------------
                                                         184,596        175,540
                                                   -------------  -------------
              PUBLISHING -- 2.1%
      10,000  Dow Jones & Co. Inc. ............          495,533        384,100
       8,000  Knight-Ridder Inc. ..............          532,126        451,280
      10,000  McGraw-Hill Companies Inc. ......          502,221        612,200
       3,008  News Corp. Ltd., ADR ............           70,881         57,904
      35,000  Reader's Digest Association
                Inc., Cl. B ...................          902,413        648,200
         560  Seat-Pagine Gialle SpA+ .........            1,555            325
      10,000  Tribune Co. .....................          430,466        418,100
       1,200  Washington Post Co.,
                Cl. B .........................          700,030        778,800
                                                   -------------  -------------
                                                       3,635,225      3,350,909
                                                   -------------  -------------
              RETAIL -- 2.1%
      18,000  Albertson's Inc. ................          397,300        434,880
       2,500  Griffin Land & Nurseries
                Inc.+ .........................           11,716         33,500
      30,000  Gucci Group NV, ADR .............        2,525,154      2,532,300
       2,000  Sears, Roebuck & Co. ............           51,242         78,000
      10,000  Weis Markets Inc. ...............          300,480        334,800
                                                   -------------  -------------
                                                       3,285,892      3,413,480
                                                   -------------  -------------
              SATELLITE -- 0.2%
      30,000  General Motors Corp., Cl. H+ ....          463,982        274,500
                                                   -------------  -------------
              SPECIALTY CHEMICALS -- 1.4%
      27,000  Albemarle Corp. .................          599,220        682,830
       1,200  Celenese AG + ...................           16,129         21,924
       1,611  Dow Chemical Co. ................           16,675         43,996
       8,000  E.I. du Pont de Nemours
                and Co. .......................          330,550        288,560
      10,000  Ferro Corp. .....................          215,771        231,000
      32,000  Great Lakes Chemical Corp. ......          968,778        768,640
       1,500  IMC Global Inc. .................           31,075         18,075
      10,458  Monsanto Co. ....................          140,035        159,903
      20,000  Omnova Solutions Inc.+ ..........          155,815         91,800
       2,000  Quaker Chemical Corp. ...........           35,225         38,480
                                                   -------------  -------------
                                                       2,509,273      2,345,208
                                                   -------------  -------------
              TELECOMMUNICATIONS -- 7.8%
       8,000  ALLTEL Corp. ....................          383,741        321,040
       1,000  AT&T Canada Inc., Cl. B+ ........           21,626         32,070
     110,000  AT&T Corp. ......................        1,944,722      1,321,100
      60,000  BCE Inc. ........................        1,448,323      1,062,000
      54,000  BellSouth Corp. .................        2,097,650        991,440
     180,000  Broadwing Inc.+ .................        1,497,009        356,400

                 See accompanying notes to financial statements.

THE GABELLI EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2002
--------------------------------------------------------------------------------
                                                                      MARKET
   SHARES                                              COST           VALUE
   ------                                              ----           ------
              COMMON STOCKS (CONTINUED)
              TELECOMMUNICATIONS (CONTINUED)
     300,000  BT Group plc ....................    $   1,251,761  $     776,089
      20,000  BT Group plc, ADR ...............          792,728        516,800
      60,000  Cable & Wireless plc, ADR .......          548,496        324,000
      20,000  Citizens Communications
                Co.+ ..........................          222,316        135,600
      38,000  Deutsche Telekom AG, ADR ........          639,229        314,260
      18,000  France Telecom SA, ADR ..........          530,393        125,640
     300,000  Qwest Communications
                International Inc.+ ...........        1,616,354        684,000
      80,000  SBC Communications Inc. .........        2,433,812      1,608,000
      40,000  Sprint Corp. - FON Group ........          569,646        364,800
       1,000  Telecom Italia SpA, ADR .........           31,080         71,350
       7,575  Telefonica SA, ADR+ .............           93,590        169,226
      12,000  TELUS Corp. .....................          192,898         88,815
       2,000  TELUS Corp., Non-Voting .........           35,663         13,617
     125,000  Verizon Communications Inc. .....        4,935,637      3,430,000
                                                   -------------  -------------
                                                      21,286,674     12,706,247
                                                   -------------  -------------
              WIRELESS COMMUNICATIONS -- 0.5%
     110,180  AT&T Wireless Services Inc.+ ....        1,153,249        453,942
     295,000  mm02 plc+ .......................          332,695        185,569
      20,000  mm02 plc, ADR+ ..................          199,884        123,800
      10,000  Sprint Corp. - PCS Group+ .......           82,315         19,600
                                                   -------------  -------------
                                                       1,768,143        782,911
                                                   -------------  -------------
              TOTAL COMMON STOCKS .............      150,409,454    139,350,344
                                                   -------------  -------------
              PREFERRED STOCKS -- 7.8%
              AUTOMOTIVE -- 0.3%
       1,500  Ford Motor Co. Capital Trust II,
                6.500% Cv. Pfd. ...............           80,415         60,435
              General Motors Corp.,
      15,000    5.250% Cv. Pfd., Ser. B .......          379,000        335,700
       4,000    4.500% Cv. Pfd., Ser. A .......          100,000         94,280
                                                   -------------  -------------
                                                         559,415        490,415
                                                   -------------  -------------
              AVIATION: PARTS AND SERVICES -- 0.1%
       5,000  Coltec Capital Trust,
                5.250% Cv. Pfd. ...............          215,000        148,473
                                                   -------------  -------------
              BROADCASTING -- 2.4%
      65,000  CVC Equity Securities Trust I,
                6.500% Cv. Pfd. ...............        1,876,254        874,250
       2,119  Granite Broadcasting Corp.,
                12.750% Pfd. ..................        1,157,948      1,271,403
         100  Gray Television Inc.,
                8.000% Cv. Pfd., Ser. C (b)(c)         1,000,000      1,000,000
      60,000  Rainbow Equity Securities
                Trust II,
                6.250% Cv. Pfd. ...............        1,175,835        774,000
                                                   -------------  -------------
                                                       5,210,037      3,919,653
                                                   -------------  -------------

                                                                      MARKET
   SHARES                                              COST           VALUE
   ------                                              ----           ------
              COMMUNICATIONS EQUIPMENT -- 0.2%
              Lucent Technologies Capital Trust I,
         700    7.750% Cv. Pfd.+ (b) ..........    $     691,000  $     157,500
         500    7.750% Cv. Pfd. ...............          168,000        112,500
                                                   -------------  -------------
                                                         859,000        270,000
                                                   -------------  -------------
              DIVERSIFIED INDUSTRIAL -- 0.1%
      20,000  WHX Corp.,
                $3.75 Cv. Pfd., Ser. B+ .......          147,934        103,000
                                                   -------------  -------------
              ENTERTAINMENT -- 0.0%
       3,000  Metromedia International
                Group Inc.,
                7.250% Cv. Pfd.+ ..............            5,310          1,740
                                                   -------------  -------------
              EQUIPMENT AND SUPPLIES -- 0.5%
       9,500  Sequa Corp.,
                $5.00 Cv. Pfd. ................          738,400        813,200
                                                   -------------  -------------
              METALS AND MINING -- 0.1%
       6,000  Freeport-McMoRan Copper
                & Gold Inc.,
                7.000% Cv. Pfd. ...............          116,800         99,600
                                                   -------------  -------------
              PAPER AND FOREST PRODUCTS -- 0.6%
      45,000  Sealed Air Corp.,
                $2.00 Cv. Pfd., Ser. A ........        1,411,096        990,000
                                                   -------------  -------------
              PUBLISHING -- 0.0%
       1,504  News Corp. Ltd., Pfd., ADR ......           29,106         24,966
                                                   -------------  -------------
              SPECIALTY CHEMICALS -- 1.0%
      80,000  Hercules Trust I,
                9.420% Pfd. ...................        1,882,651      1,684,000
                                                   -------------  -------------
              TELECOMMUNICATIONS -- 2.5%
         100  Broadwing Communications,
                12.500% Pfd., Ser. B ..........           70,000          2,713
      35,000  Broadwing Inc.,
                6.750% Cv. Pfd., Ser. B .......          982,264        395,500
      35,200  Citizens Communications Co.,
                5.000% Cv. Pfd. ...............        1,608,226      1,151,392
      40,000  CSC Holdings Inc.,
                11.125% Cv. Pfd., Ser. M ......        1,780,000      2,600,000
                                                   -------------  -------------
                                                       4,440,490      4,149,605
                                                   -------------  -------------
              TOTAL PREFERRED STOCKS ..........       15,615,239     12,694,652
                                                   -------------  -------------
 PRINCIPAL
  AMOUNT
 ---------
              CORPORATE BONDS -- 6.0%
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 1.1%
              GenCorp Inc., Sub. Deb. Cv.,
  $1,000,000    5.750%, 04/15/07 (b) ..........        1,000,000        896,250
     100,000    5.750%, 04/15/07 ..............           92,018         89,625

                 See accompanying notes to financial statements.

THE GABELLI EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2002
--------------------------------------------------------------------------------
  PRINCIPAL                                                           MARKET
   AMOUNT                                              COST           VALUE
   ------                                              ----           ------
              CORPORATE BONDS (CONTINUED)
              AUTOMOTIVE: PARTS AND ACCESSORIES (CONTINUED)
  $1,000,000  Standard Motor Products Inc.,
                Sub. Deb. Cv.,
                6.750%, 07/15/09 ..............    $     823,864  $     770,000
     100,000  Tenneco Automotive Inc.,
                11.625%, 10/15/09 .............           58,675         76,500
                                                   -------------  -------------
                                                       1,974,557      1,832,375
                                                   -------------  -------------
              BUSINESS SERVICES -- 0.0%
     100,000  BBN Corp., Sub. Deb. Cv.,
                6.000%, 04/01/12+ (a) .........           97,500              0
                                                   -------------  -------------
              CABLE -- 0.5%
   2,000,000  Charter Communications
                Inc., Cv.,
                4.750%, 06/01/06 ..............        1,316,245        867,500
                                                   -------------  -------------
              DIVERSIFIED INDUSTRIAL -- 0.1%
     175,000  WHX Corp.,
                10.500%, 04/15/05 .............          105,552        140,875
                                                   -------------  -------------
              ELECTRONICS -- 1.3%
   2,800,000  Agere Systems Inc.,
                Sub. Deb. Cv.,
                6.500%, 12/15/09 ..............        2,681,150      1,540,000
   1,100,000  Oak Industries Inc.,
                Sub. Deb. Cv.,
                4.875%, 03/01/08 ..............          727,448        552,750
                                                   -------------  -------------
                                                       3,408,598      2,092,750
                                                   -------------  -------------
              ENERGY AND UTILITIES -- 0.6%
   2,000,000  Mirant Corp., Sub. Deb. Cv.,
                2.500%, 06/15/21 ..............        1,539,546        882,500
                                                   -------------  -------------
              FOOD AND BEVERAGE -- 0.2%
     300,000  Packaged Ice Inc.,
                9.750%, 02/01/05 ..............          259,375        235,500
                                                   -------------  -------------
              HEALTH CARE -- 1.1%
   2,000,000  IVAX Corp., Sub. Deb. Cv.,
                5.500%, 05/15/07 ..............        1,742,340      1,695,000
     200,000  Twin Laboratories Inc.,
                Sub. Deb. Cv.,
                10.250%, 05/15/06 .............           77,701         91,000
                                                   -------------  -------------
                                                       1,820,041      1,786,000
                                                   -------------  -------------

  PRINCIPAL                                                           MARKET
   AMOUNT                                              COST           VALUE
   ------                                              ----           ------
              HOTELS AND GAMING -- 1.1%
  $2,000,000  Hilton Hotels Corp.,
                Sub. Deb. Cv.,
                5.000%, 05/15/06 ..............    $   1,846,499  $   1,840,000
                                                   -------------  -------------
              TELECOMMUNICATIONS -- 0.0%
     200,000  Williams Communications
                Group Inc.,
                10.875%, 10/01/09+ (a) ........           84,902         21,000
                                                   -------------  -------------
              TOTAL CORPORATE BONDS ...........       12,452,815      9,698,500
                                                   -------------  -------------
              U.S. GOVERNMENT OBLIGATIONS -- 1.8%
   2,921,000  U.S. Treasury Bills,
                1.570% to 1.640%++,
                10/10/02 to 12/19/02 ..........        2,917,678      2,917,793
                                                   -------------  -------------
              TOTAL
                INVESTMENTS -- 101.1% .........    $ 181,395,186    164,661,289
                                                   =============
              OTHER ASSETS AND
                LIABILITIES (NET) -- (1.1)% ...                      (1,723,575)
                                                                  -------------
              NET ASSETS -- 100.0% ............                   $  162,937,714
                                                                  =============
----------------
              For Federal tax purposes:
              Aggregate cost ................................     $ 181,714,074
                                                                  =============
              Gross unrealized appreciation .................       $14,899,953
              Gross unrealized depreciation .................       (31,952,738)
                                                                  -------------
              Net unrealized depreciation ...................     $ (17,052,785)
                                                                  =============
----------------
(a)   Security in default.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt
      from  registration,   normally  to  qualified   institutional  buyers.  At
      September 30, 2002, the market value of Rule 144A securities amounted to $2,053,750 or 1.26% of total net assets.
(c)   Security  fair  valued  under  procedures  established  by  the  Board  of
      Directors.
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR - American Depository Receipt.
CVO - Contingent Value Obligation.

                See accompanying notes to financial statements.

                         THE GABELLI EQUITY INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------
ASSETS:
  Investments, at value
    (Cost $181,395,186) .....................................    $164,661,289
  Cash and foreign currency, at value (Cost $1,635) .........           2,193
  Dividends and interest receivable .........................         823,865
  Receivable for capital shares sold ........................         581,630
                                                                 ------------
  TOTAL ASSETS ..............................................     166,068,977
                                                                 ------------
LIABILITIES:
  Payable for investments purchased .........................       2,630,870
  Payable for capital shares redeemed .......................         206,461
  Payable for investment advisory fees ......................         140,699
  Payable for distribution fees .............................          35,175
  Other accrued expenses ....................................         118,058
                                                                 ------------
  TOTAL LIABILITIES .........................................       3,131,263
                                                                 ------------
  NET ASSETS applicable to 13,661,085
    shares outstanding ......................................    $162,937,714
                                                                 ============
NET ASSETS CONSIST OF:
  Capital stock, at par value ...............................    $     13,661
  Additional paid-in capital ................................     180,200,871
  Accumulated net investment income .........................          20,456
  Accumulated net realized loss on investments
    and foreign currency transactions .......................        (563,299)
  Net unrealized depreciation on investments
    and foreign currency transactions .......................     (16,733,975)
                                                                 ------------
  TOTAL NET ASSETS ..........................................    $162,937,714
                                                                 ============
  NET ASSET VALUE, offering and redemption
    price per share ($162,937,714 / 13,661,085
    shares outstanding; unlimited number of
    shares authorized of $0.001 par value) ..................          $11.93
                                                                       ======

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2002
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (net of foreign taxes of $106,076) ..............    $  4,353,119
  Interest ..................................................         877,485
                                                                 ------------
  TOTAL INVESTMENT INCOME ...................................       5,230,604
                                                                 ------------
EXPENSES:
  Investment advisory fees ..................................       1,609,192
  Distribution fees .........................................         402,298
  Shareholder services fees .................................         167,508
  Shareholder communications expenses .......................          81,368
  Custodian fees ............................................          51,749
  Legal and audit fees ......................................          30,657
  Registration fees .........................................          25,672
  Directors' fees ...........................................          16,449
  Miscellaneous expenses ....................................          34,903
                                                                 ------------
  TOTAL EXPENSES ............................................       2,419,796
                                                                 ------------
  NET INVESTMENT INCOME .....................................       2,810,808
                                                                 ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS:
  Net realized loss on investments
    and foreign currency transactions .......................        (385,184)
  Net change in unrealized depreciation
    on investments and foreign
    currency transactions ...................................     (26,141,739)
                                                                 ------------
  NET REALIZED AND UNREALIZED LOSS
    ON INVESTMENTS AND FOREIGN
    CURRENCY TRANSACTIONS ...................................     (26,526,923)
                                                                 ------------
  NET DECREASE IN NET ASSETS RESULTING
    FROM OPERATIONS .........................................    $(23,716,115)
                                                                 ============

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                   YEAR ENDED          YEAR ENDED
                                                                               SEPTEMBER 30, 2002  SEPTEMBER 30, 2001
                                                                               ------------------  ------------------
OPERATIONS:
  Net investment income ........................................................  $  2,810,808        $  1,728,951
  Net realized gain/(loss) on investments and foreign currency transactions ....      (385,184)          2,017,911
  Net change in unrealized depreciation on investments
    and foreign currency transactions ..........................................   (26,141,739)         (6,446,766)
                                                                                  ------------        ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................   (23,716,115)         (2,699,904)
                                                                                  ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income ........................................................    (2,790,101)         (2,372,955)
  Net realized short-term gain on investments ..................................      (265,279)           (313,874)
  Net realized long-term gain on investments ...................................    (1,408,019)        (10,920,631)
                                                                                  ------------        ------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..........................................    (4,463,399)        (13,607,460)
                                                                                  ------------        ------------
CAPITAL SHARE TRANSACTIONS:
  Net increase in net assets from capital share transactions ...................    69,618,289          48,642,169
                                                                                  ------------        ------------
  NET INCREASE IN NET ASSETS ...................................................    41,438,775          32,334,805
NET ASSETS:
  Beginning of period ..........................................................   121,498,939          89,164,134
                                                                                  ------------        ------------
  End of period (including undistributed net investment income of
    $20,456 and $0, respectively) ..............................................  $162,937,714        $121,498,939
                                                                                  ============        ============

                See accompanying notes to financial statements.

THE GABELLI EQUITY INCOME FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli Equity Income Fund (the "Fund"), a series of Gabelli Equity Series Funds, Inc. (the "Corporation"), was organized on July 25, 1991 as a Maryland corporation. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and one of two separately managed portfolios (collectively, the "Portfolios") of the Corporation, each with four separate classes of shares known as Class AAA, Class A, Class B and Class C. Currently, only Class AAA Shares are offered to the public. The Fund's primary objective is to seek a high level of total return with an emphasis on income. The Fund commenced investment operations on January 2, 1992.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded in the U.S.
over-the-counter market for which market quotations are readily available are valued at the last quoted sale price on that exchange or market as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors so determines, by such other method as the Board of Directors shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determine such does not reflect the securities fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make

THE GABELLI EQUITY INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At September 30, 2002, there were no open futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of future contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. At September 30, 2002, there were no open forward foreign exchange contracts.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends

THE GABELLI EQUITY INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and long-term capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States.

For fiscal year ended September 30, 2002, the tax character of distributions paid does not materially differ from accounting principles generally accepted in the United States.

For the fiscal year ended September 30, 2002, reclassifications were made to decrease accumulated net investment income for $251 and decrease accumulated net realized loss on investments for $251.

EXPENSES. Certain administrative expenses are common to, and allocated among, the Portfolios. Such allocations are made on the basis of each Portfolio's average net assets or other criteria directly affecting the expenses as determined by the Adviser.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

As of September 30, 2002, the components of accumulated earnings/(losses) on a tax basis were as follows:

           Undistributed ordinary income
              (inclusive of short-term capital gains) ......    $     39,337
           Post-October losses .............................        (250,175)
           Net unrealized depreciation                           (17,052,785)
                                                                -------------
           Total accumulated (losses) ......................    $(17,263,623)
                                                                =============

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties.

The difference between book and tax basis undistributed ordinary income is primarily due to the accrual of defaulted interest for tax purposes.

The difference between book and tax basis unrealized depreciation is primarily due to deferral of losses from wash sales for tax purposes.

THE GABELLI EQUITY INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates. At September 30, 2002, there was $140,699 payable to the Adviser.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the fiscal year ended September 30, 2002, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $402,298, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO  SECURITIES.  Purchases and sales of securities for the fiscal year
ended  September  30,  2002,  other  than  short  term  securities,   aggregated
$107,714,502 and $17,967,484, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the fiscal year ended September 30, 2002, the Fund paid brokerage commissions of $174,676 to Gabelli & Company, Inc. and its affiliates.

The cost of calculating the Fund's net asset value per share is a Fund expense pursuant to the Investment Advisory Agreement between the Fund and Gabelli Funds, LLC (the "Adviser"). During fiscal 2002, the Fund reimbursed the Adviser $26,100 in connection with the cost of computing the Fund's net asset value.

7. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings against the line of credit during the fiscal year ended September 30, 2002.

8. CAPITAL STOCK TRANSACTIONS. Transactions in shares of capital stock were as follows:

                                                            YEAR ENDED                 YEAR ENDED
                                                        SEPTEMBER 30, 2002         SEPTEMBER 30, 2001
                                                     ------------------------   ------------------------
                                                       SHARES       AMOUNT        SHARES       AMOUNT
                                                     ----------  ------------   ----------  ------------
Shares sold .......................................   8,239,851  $115,719,997    3,867,039  $ 57,914,403
Shares issued upon reinvestment of dividends ......     302,700     4,184,306      885,105    12,622,202
Shares redeemed ...................................  (3,634,380)  (50,286,014)  (1,453,067)  (21,894,436)
                                                     ----------  ------------   ----------  ------------
Net increase ......................................   4,908,171  $ 69,618,289    3,299,077  $ 48,642,169
                                                     ==========  ============   ==========  ============

THE GABELLI EQUITY INCOME FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout each period:

                                                                     YEAR ENDED SEPTEMBER 30,
                                                     --------------------------------------------------------
                                                       2002        2001        2000        1999        1998
                                                     --------    --------    --------    --------    --------
OPERATING PERFORMANCE:
   Net asset value, beginning of period .........    $  13.88    $  16.35    $  17.58    $  15.97    $  17.39
                                                     --------    --------    --------    --------    --------
   Net investment income ........................        0.23        0.25        0.46        0.23        0.22
   Net realized and unrealized gain (loss)
     on investments .............................       (1.79)      (0.28)       0.81        2.82        0.29
                                                     --------    --------    --------    --------    --------
   Total from investment operations .............       (1.56)      (0.03)       1.27        3.05        0.51
                                                     --------    --------    --------    --------    --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income ........................       (0.23)      (0.36)      (0.36)      (0.22)      (0.26)
   Net realized gain on investments .............       (0.16)      (2.08)      (2.14)      (1.22)      (1.67)
                                                     --------    --------    --------    --------    --------
   Total distributions ..........................       (0.39)      (2.44)      (2.50)      (1.44)      (1.93)
                                                     --------    --------    --------    --------    --------
   NET ASSET VALUE, END OF PERIOD ...............    $  11.93    $  13.88    $  16.35    $  17.58    $  15.97
                                                     ========    ========    ========    ========    ========
   Total return+ ................................      (11.58)%     (0.43)%      8.41%      19.82%       2.98%
                                                     ========    ========    ========    ========    ========
RATIOS TO AVERAGE NET ASSETS AND
   SUPPLEMENTAL DATA:

   Net assets, end of period (in 000's) .........    $162,938    $121,499    $ 89,164    $ 92,111    $ 79,669
   Ratio of net investment income
     to average net assets ......................        1.75%       1.65%       2.85%       1.32%       1.27%
   Ratio of operating expenses
     to average net assets ......................        1.50%       1.55%       1.66%(a)    1.60%       1.64%
   Portfolio turnover rate ......................          12%         41%         33%         39%         35%

-----------------

+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(a) The Fund incurred interest expense during the year ended September 30, 2000. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.61%.

                See accompanying notes to financial statements.

THE GABELLI EQUITY INCOME FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of The Gabelli Equity Income Fund

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of The Gabelli Equity Income Fund (the "Fund"), a series of the Gabelli Equity Series Funds, Inc., as of September 30, 2002 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Equity Income Fund at September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                /S/ERNST & YOUNG LLP
                                                   ERNST & YOUNG LLP

New York, New York
November 1, 2002

--------------------------------------------------------------------------------
                   2002 TAX NOTICE TO SHAREHOLDERS (Unaudited)

  For the fiscal year ended September 30, 2002, the Fund paid to shareholders ordinary income dividends (comprised of net investment income and short term capital gains) totaling $0.257 per share and long term capital gains totaling $0.140 per share. For the fiscal year ended September 30, 2002, 100% of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

  U.S. GOVERNMENT INCOME:

  The percentage of the ordinary income dividend paid by the Fund during fiscal year 2002 which was derived from U.S. Treasury securities was 6.14%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli Equity Income Fund did not meet this strict requirement in 2002. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor as to the applicability of the information provided to your specific situation.
--------------------------------------------------------------------------------

THE GABELLI EQUITY INCOME FUND
ADDITIONAL FUND INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund's Statement of Additional Information includes additional information about The Gabelli Equity Income Fund's Directors and is available, without charge, upon request, by calling 1-800-GABELLI (1-800-422-3554) or by writing to The Gabelli Equity Income Fund at One Corporate Center, Rye, NY 10580-1422.

                           TERM OF        NUMBER OF
    NAME, POSITION(S)     OFFICE AND     FUNDS IN FUND
       ADDRESS 1          LENGTH OF    COMPLEX OVERSEEN            PRINCIPAL OCCUPATION(S)              OTHER DIRECTORSHIPS
        AND AGE          TIME SERVED 2    BY DIRECTOR              DURING PAST FIVE YEARS                HELD BY DIRECTOR 3
    ----------------     ------------- ----------------            ----------------------               --------------------

INTERESTED DIRECTORS 4:
MARIO J. GABELLI         Since 1991           21        Chairman of the Board and Chief Executive    Director of Morgan Group
Director, President and                                 Officer of Gabelli Asset Management Inc. and Holdings, Inc. (transportation
Chief Investment Officer                                Chief Investment Officer of Gabelli Funds,   services); Vice Chairman of
Age: 60                                                 LLC and GAMCO Investors, Inc.; Chairman and  Lynch Corporation (diversified
                                                        Chief Executive Officer of Lynch Interactive manufacturing)
                                                        Corporation (multimedia and services)

JOHN D. GABELLI          Since 1991            9        Senior Vice President of Gabelli & Company,                 --
Director                                                Inc.; Director of Gabelli Advisers,Inc.
Age: 58

KARL OTTO POHL           Since 1992           30        Member of the Shareholder Committee of Sal   Director of Gabelli Asset
Director                                                Oppenheim Jr. & Cie (private investment      Management Inc. (investment
Age: 72                                                 bank); Former President of the               management); Chairman,
                                                        Deutsche Bundesbank and Chairman of its      Incentive Capital and Incentive
                                                        Central Bank Council (1980-1991)             Asset Management (Zurich);
                                                                                                     Director at Sal Oppenheim
                                                                                                     Jr. & Cie, Zurich
NON-INTERESTED DIRECTORS:
ANTHONY J. COLAVITA      Since 1991           32        President and Attorney at Law in the law firm               --
Director                                                of Anthony J. Colavita, P.C.
Age: 66

VINCENT D. ENRIGHT       Since 1991           10        Former Senior Vice President and Chief Financial            --
Director                                                Officer of KeySpan Energy Corporation
Age: 58

ROBERT J. MORRISSEY      Since 1991            8        Partner in the law firm of Morrissey, Hawkins               --
Director                                                & Lynch
Age: 63

-------------------------

1   Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
2   Each Director will hold office for an indefinite  term until the earliest of
    (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund's By-Laws and Articles of Incorporation.
3 This column includes only directorships of companies required to report to the SEC under the Securities and Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act.
4 "Interested person" of the Fund as defined in the Investment Company Act of 1940. Messrs. Gabelli, Gabelli and Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Fund's investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

THE GABELLI EQUITY INCOME FUND
ADDITIONAL FUND INFORMATION (UNAUDITED) (CONTINUED)

                           TERM OF        NUMBER OF
    NAME, POSITION(S)     OFFICE AND     FUNDS IN FUND
       ADDRESS 1          LENGTH OF    COMPLEX OVERSEEN            PRINCIPAL OCCUPATION(S)                 OTHER DIRECTORSHIPS
        AND AGE          TIME SERVED 2    BY DIRECTOR              DURING PAST FIVE YEARS                   HELD BY DIRECTOR 3
    ----------------     ------------- ----------------            ----------------------                  --------------------

NON-INTERESTED DIRECTORS (CONTINUED):
ANTHONY R. PUSTORINO     Since 1991           16        Certified Public Accountant; Professor                      --
Director                                                Emeritus, Pace University
Age: 77

ANTHONIE C. VAN EKRIS    Since 1991           17        Managing Director of BALMAC                     Director of Spinnaker
Director                                                International, Inc.                             Industries, Inc.
Age: 68

SALVATORE J. ZIZZA       Since 2001            8        Chairman, Hallmark Electrical Suppliers Corp.;  Board Member of Hollis Eden
Director                                                Former Executive Vice President of FMG Group    Pharmaceuticals and Bion
Age: 56                                                 (OTC), a healthcare provider; Former President  Environmental Technologies
                                                        and Chief Executive Officer of the Lehigh       Inc.
                                                        Group Inc., an interior construction company,
                                                        through 1997
OFFICERS:
BRUCE N. ALPERT          Since 1991           --        Executive Vice President and Chief Operating                --
Vice President                                          Officer of Gabelli Funds, LLC since 1988 and
and Treasurer                                           an officer of all mutual funds advised by
Age: 50                                                 Gabelli Funds, LLC and its affiliates.
                                                        Director and President of Gabelli Advisers, Inc.

JAMES E. MCKEE           Since 1995           --        Vice President, General Counsel and Secretary               --
Secretary                                               of Gabelli Asset Management Inc. since 1999
Age: 39                                                 and GAMCO Investors, Inc. since 1993;
                                                        Secretary of all mutual funds advised by
                                                        Gabelli Advisers, Inc. and Gabelli Funds, LLC

-------------------------

1   Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
2   Each Director will hold office for an indefinite  term until the earliest of
    (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund's By-Laws and Articles of Incorporation.
3 This column includes only directorships of companies required to report to the SEC under the Securities and Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act.

                        Gabelli Equity Series Funds, Inc.
                         THE GABELLI EQUITY INCOME FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                  800-422-3554
                                FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                   Net Asset Value available daily by calling
                           800-GABELLI after 6:00 P.M.

                               BOARD OF DIRECTORS

Mario J. Gabelli, CFA                              Karl Otto Pohl
CHAIRMAN AND CHIEF                                 FORMER PRESIDENT
INVESTMENT OFFICER                                 DEUTSCHE BUNDESBANK
GABELLI ASSET MANAGEMENT INC.

Anthony J. Colavita                                Anthony R. Pustorino
ATTORNEY-AT-LAW                                    CERTIFIED PUBLIC ACCOUNTANT
ANTHONY J. COLAVITA, P.C.                          PROFESSOR EMERITUS
                                                   PACE UNIVERSITY

Vincent D. Enright                                 Anthonie C. van Ekris
FORMER SENIOR VICE PRESIDENT                       MANAGING DIRECTOR
AND CHIEF FINANCIAL OFFICER                        BALMAC INTERNATIONAL, INC.
KEYSPAN ENERGY CORP.

John D. Gabelli                                    Salvatore J. Zizza
SENIOR VICE PRESIDENT                              CHAIRMAN
GABELLI & COMPANY, INC.                            HALLMARK ELECTRICAL
                                                   SUPPLIES CORP.

Robert J. Morrissey

ATTORNEY-AT-LAW
MORRISSEY, HAWKINS & LYNCH

                                    OFFICERS

Mario J. Gabelli, CFA                              Bruce N. Alpert
PRESIDENT AND CHIEF                                VICE PRESIDENT AND TREASURER
INVESTMENT OFFICER

James E. McKee
SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Equity Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB444Q302SR


[MARIO GABELLI GRAPHIC OMITTED]
                                                               MARIO J. GABELLI

THE
GABELLI
EQUITY
INCOME
FUND


                                                                   ANNUAL REPORT
                                                              SEPTEMBER 30, 2002